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                                                                  Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ProSource, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                               KPMG LLP

Miami, Florida
April 29, 1999


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